                                                                    EXHIBIT 99.1

                            PATENT PURCHASE AGREEMENT

     This PATENT PURCHASE  AGREEMENT  (this  "Agreement") is entered into, as of the Effective Date (defined  below),  by and between Moonbeam L.L.C., a Delaware limited  liability  company,  with an  office  at 103  Springer  Building,  3411
Silverside Road,  Wilmington,  Delaware 19810 ("Purchaser"),  and Blonder Tongue
Investment  Company,  a  Delaware  corporation,  with an office at 300  Delaware
Avenue,  Wilmington,  Delaware  19801  ("Seller").  The parties  hereby agree as follows:

1.       BACKGROUND

1.1 Seller owns certain provisional patent  applications,  patent  applications, patents, and/or related foreign patents and applications.

1.2 Seller  wishes to sell to Purchaser all right,  title,  and interest in such patents  and  applications  and the  causes of  action  to sue for  infringement thereof and other enforcement rights.

1.3 Purchaser  wishes to purchase from Seller all right,  title, and interest in the Assigned Patent Rights (defined below),  free and clear of any restrictions, liens, claims, and encumbrances.

2.       DEFINITIONS

"Abandoned Assets" means those specific provisional patent applications,  patent applications,  patents  and other  governmental  grants or  issuances  listed on
Exhibit C (as such list may be updated based on Purchaser's  review  pursuant to paragraph 3.1).

"Affiliate"  means:  any  corporation,  company or other entity of which a party hereto (i) has voting shares or other voting  securities,  ownership and control of more  than  fifty  percent  (50%) of the  outstanding  shares  or  securities entitled to vote for the election of directors or similar managing  authority of such entity or (ii) does not have outstanding shares or securities, but has more than fifty  percent (50%) of the ownership  interest  representing  the right to manage such  entity.  An entity  shall be deemed to be an  Affiliate  under this
Agreement only so long as all the  requirements of being an Affiliate are met as of or at any time  after  the  Closing,  but  only as long as (i) or (ii)  above exists.

"Assigned  Patent Rights" means the Patents and the additional  rights set forth in paragraph 4.2.

"Assignment Agreements" means the agreements assigning ownership of the Assigned
Patent  Rights and, to the extent  available to Seller  without  undue effort or expense, the Abandoned Assets from the inventors and/or prior owners to Seller.

"Blonder Tongue" means Blonder Tongue Laboratories, Inc., a Delaware corporation and/or its Affiliates (including, without limitation, Seller as of the Effective
Date).

"Docket"  means  Seller's  or its  agents'  list  or  other  means  of  tracking information relating to the prosecution or maintenance of the Patents throughout the world,  including,  without limitation,  information  relating to deadlines, payments, and filings, which is current as of the Effective Date.

"Effective Date" means the date set forth as the Effective Date on the signature page of this Agreement.

"Executed  Assignments"  means both the executed  and  notarized  Assignment  of
Patent  Rights in  Exhibit B and the  executed  Assignment  of Rights in Certain
Assets in  Exhibit  C, each as signed  by a duly  authorized  representative  of
Seller.

"Live Assets" means the provisional patent  applications,  patent  applications, and patents listed on Exhibits A and/or B (as such lists may be updated based on
Purchaser's review pursuant to paragraph 3.1).

"Patents"  means,  excluding  the  Abandoned  Assets,  all (a) Live Assets;  (b)
patents or patent  applications  (i) to which any of the Live Assets directly or indirectly  claims  priority,  (ii) for which any of the Live Assets directly or indirectly forms a basis for priority,  and/or (iii) that directly or indirectly incorporate  by  reference  the  Live  Assets  or  are  directly  or  indirectly incorporated  by  reference by the Live Assets;  (c)  reissues,  reexaminations,
extensions,   continuations,   continuations  in  part,  continuing  prosecution
applications, requests for continuing examinations, divisions, and registrations of any item in any of the foregoing categories (a) and (b); (d) foreign patents, patent  applications  and  counterparts  relating  to  any  item  in  any of the
foregoing   categories   (a)  through  (c),   including,   without   limitation,
certificates of invention, utility models, industrial design protection,  design patent protection, and other governmental grants or issuances; and (e) any items in any of the  foregoing  categories  (b) through  (d) whether or not  expressly listed as Live  Assets and  whether or not claims in any of the  foregoing  have been rejected, withdrawn, cancelled, or the like.

"Primary Warranties" means, collectively,  the representations and warranties of
Seller set forth in paragraphs 6.1, 6.2, 6.3, 6.4, and 6.5 hereof.

"Prosecution  History Files" means the names,  addresses,  email addresses,  and phone numbers of prosecution  counsel and agents,  and all files,  documents and tangible things, as those terms have been interpreted pursuant to rules and laws governing the  production of documents and things,  constituting,  comprising or
relating   to   the   investigation,   evaluation,   preparation,   prosecution,
maintenance,  defense, filing, issuance, registration,  assertion or enforcement of the Patents.

"Transmitted Copy" has the meaning set forth in paragraph 8.13.

3.       TRANSMITTAL, REVIEW, CLOSING CONDITIONS AND PAYMENT

3.1  TRANSMITTAL.  Within twenty (20)  calendar days  following the later of the
Effective Date or the date Purchaser  receives a Transmitted Copy this Agreement

                                     Page 2

executed by Seller, Seller will send to Purchaser the Assignment Agreements, the
List of Prosecution  Counsel, the Docket, the Prosecution History Files, and all
other files and  original  documents  (including,  without  limitation,  Letters
Patent,  assignments,  and other documents  necessary to establish that Seller's representations  and  warranties of Section 6 are true and correct)  relating to the  Patents  and/or  the  Abandoned  Assets  ("Initial  Deliverables").  Seller
acknowledges  and agrees that  Purchaser  may  request and Seller will  promptly deliver,  additional  documents  reasonably necessary to establish that Seller's representations  and  warranties  of  Section 6 are true and  correct,  based on
Purchaser's review of the Initial  Deliverables  (such additional  documents and the Initial Deliverables are, collectively,  the "Deliverables"),  and that as a result of Purchaser's  review,  the lists of Live Assets on Exhibits A and B and the list of  Abandoned  Assets on Exhibit C, may be  revised by  Purchaser  both before and after the Closing to conform these lists to the definition of Patents
(and  these  revisions  may  therefore   require  the  inclusion  of  additional
provisional patent applications,  patent applications,  and patents on Exhibit A or B or  both);  provided,  however,  that  as  to  the  Abandoned  Assets,  the
Deliverables shall be limited to such information and documents as are available to Seller without undue effort or expense.  To the extent any of the Live Assets are  removed  for any reason,  the  payment in  paragraph  3.4 may be reduced by mutual agreement of the parties. If Purchaser requests any additional documents,
Purchaser will use  reasonable  efforts to make any such requests for additional documents  within  fifteen (15) business days after  Purchaser's  receipt of the
Initial  Deliverables.  If more  requests  for  additional  documents  are made,
Purchaser will use  reasonable  efforts to make any such requests for additional documents within ten (10) business days of Purchaser's receipt of any additional documents  in  response  to such  requests.  Purchaser  understands  that Seller desires  that  this  transaction  be closed as soon as  possible  and  Purchaser therefore agrees that any requests for the additional documents shall be made in good faith and not for the purposes of delay

3.2  Closing.  The  closing of the sale of the  Assigned  Patent  Rights and the assignment of the Abandoned  Assets hereunder will occur when all conditions set forth in paragraph 3.3 have been satisfied or waived (the "Closing").  Purchaser and Seller will use  reasonable  efforts to carry out the Closing  within thirty
(30)  calendar days  following  the later of the  Effective  Date or the date on which the last of the Deliverables was received by Purchaser.  If Purchaser does not  request  additional  documents  within  fifteen  (15)  business  days after
Purchasers' receipt of the Initial  Deliverables,  the Closing will occur within thirty (30) calendar days after Purchaser's receipt of the Initial Deliverables, provided that all other conditions for the Closing are satisfied.

3.3 Closing  Conditions.  The following are conditions  precedent to Purchaser's obligation to make the payment in paragraph 3.4.

     (a)  Signature  by  Seller.  Seller  timely  executed  this  Agreement  and
          delivered  a  Transmitted   Copy  of  this  Agreement  to  Purchaser's
          representatives by not later than 5:00 p.m. Pacific Time on August __,
          2006  and  promptly  delivered  two  (2)  executed  originals  of this
          Agreement to Purchaser's representatives.

     (b)  Transmittal  of  Documents.  Seller  delivered  to  Purchaser  all the
          Deliverables.

                                     Page 3

     (c)  Compliance  With  Agreement.  Seller  performed  and  complied  in all respects with all of the obligations  under this Agreement that are to be performed or complied with by it on or prior to the Closing.

     (d)  Representations  and Warranties True.  Purchaser is satisfied that, as of the Effective Date and as of the Closing,  the  representations and warranties of Seller contained in Section 6 are true and correct.

     (e)  Patents  Not  Abandoned.  Purchaser  is  satisfied  that,  as  of  the
          Effective  Date and as of the  Closing,  none of the  assets  that are included in the Patents  have  expired,  lapsed,  been  abandoned,  or deemed withdrawn.

     (f)  Delivery  of  Executed   Assignments.   Seller   caused  the  Executed
          Assignments to be delivered to Purchaser's representatives.

3.4 Payment. At Closing,  Purchaser will pay to Seller the amount of two million
U.S. Dollars (US $2,000,000.00).  Purchaser may record the Executed  Assignments with the applicable patent offices only upon Closing.

3.5 Termination  and Survival.  In the event all conditions to Closing set forth in paragraph  3.3 are not met within  ninety (90) days  following  the Effective
Date,  each of  Seller  and  Purchaser  will have the  right to  terminate  this
Agreement by written  notice to the other party;  provided  that Seller may only terminate this Agreement  pursuant to this paragraph 3.5 if Seller has complied, in all material respects, with all of its obligation under this Agreement.  Upon termination,  Purchaser will return all documents  delivered to Purchaser  under this section 3 to Seller.  The provisions of paragraphs 8.1, 8.2, 8.3, 8.4, 8.5,
8.6, 8.7, 8.8, 8.9, 8.10 and 8.11 will survive any termination.

4.       TRANSFER OF PATENTS AND ADDITIONAL RIGHTS

4.1  Assignment of Patents.  Upon the Closing,  Seller  hereby  sells,  assigns, transfers, and conveys to Purchaser all right, title, and interest in and to the
Assigned Patent Rights.  Seller understands and acknowledges that, if any of the
Patents are  assigned  to Seller's  affiliates  or  subsidiaries,  Seller may be required  prior to the  Closing to perform  certain  actions to  establish  that
Seller is the assignee  and to record such  assignments.  On or before  Closing,
Seller will execute and deliver to Purchaser the  Assignment of Patent Rights in the form set forth in Exhibit B (as may be updated based on  Purchaser's  review pursuant to paragraph 3.1).

4.2 Assignment of Additional Rights. Upon the Closing, Seller hereby also sells, assigns,  transfers,  and conveys to Purchaser all right,  title and interest in and to all

     (a)  inventions, invention disclosures, and discoveries described in any of the Patents;

     (b)  rights to apply in any or all  countries  of the  world  for  patents,
          certificates   of  invention,   utility  models,   industrial   design
          protections,  design patent protections,  or other governmental grants

                                     Page 4

          or  issuances  of any  type  related  to any of the  Patents  and  the inventions, invention disclosures, and discoveries therein;

     (c)  causes  of action  (whether  known or  unknown  or  whether  currently pending,  filed, or otherwise) and other enforcement  rights under, or on account  of, any of the  Patents  and/or  the rights  described  in subparagraph  4.2(b),  including,  without  limitation,  all causes of action and other enforcement  rights for (i) damages,  (ii) injunctive relief, and (iii) any other remedies of any kind for past, current and future infringement; and

     (d)  rights to collect  royalties or other  payments under or on account of any of the Patents and/or any of the foregoing.

4.3  Assignment  of Rights in Certain  Assets.  Upon the Closing,  Seller hereby sells, assigns,  transfers,  and conveys to Purchaser all Seller's right, title, and interest in and to the Abandoned Assets.  On or before Closing,  Seller will execute and deliver to Purchaser the  Assignment  of Certain  Rights in the form set forth in Exhibit C (as may be updated based on Purchaser's  review  pursuant to paragraph 3.1).

4.4 License Back to /Blonder  Tongue.  Upon the Closing,  the  Purchaser  hereby grants to Blonder Tongue,  under the Assigned Patent Rights and Abandoned Assets included in the Assignment  Agreements,  and for the lives of all rights granted by the Assignment Agreements, a royalty-free, non-exclusive,  non-sublicensable, worldwide right and license  ("Blonder  Tongue License") to practice the methods and to make, have made by others, use, distribute,  lease, sell, offer for sale, import,  export,  develop,  and  otherwise  dispose of and exploit any  products covered by those rights ("Covered  Products") All Covered Products  manufactured under the Blonder  Tongue  License must be marked,  consistent  with the Federal
Trademark  Act, 15 U.S.C.  Section 1051,  et seq.,  with at least one of Blonder
Tongue's trademarks or brands, although Covered Products may also be marked with another party's trademarks or brands (i.e., co-branded); provided, however, that in the event of transfer of the Blonder Tongue  License  pursuant to one or more sales of Blonder  Tongue's  business  lines, as provided in paragraph 4.5 below, the  obligation  to mark  with a Blonder  Tongue  trademark  or  brand,  Covered
Products of any such business line that is sold,  will cease as to such business line and the  foregoing  obligation  will  thereafter  apply to the trademark or brand of the acquirer of such  business  line.  The scope of the Blonder  Tongue
License shall include the acts of making, using, distributing, leasing, selling, offering for sale, importing, exporting,  developing, and otherwise disposing of and exploiting Covered Products by authorized agents of Blonder Tongue such as a distributor,  replicator,  value-added  reseller ("VAR"),  or original equipment manufacturer  ("OEM").  The  parties  understand  that  Blonder  Tongue may sell
Covered  Products  under its  trademarks  and  brands to an OEM,  VAR,  or other product developer,  which OEM, VAR, or other product developer may sell products that  include or are based on the Covered  Products  under its own  trademark or brand-all  within the scope of the Blonder Tongue  License;  provided,  however, that the Blonder  Tongue  License does not extend to the  combination  of one or more Covered  Products with another product or to any product  combined with one or more Covered  Products.  The Blonder  Tongue License is  nontransferable,  by operation  of law or  otherwise,  except that  Blonder  Tongue may  transfer the
Blonder  Tongue  License  pursuant  to one or more  sales  of  Blonder  Tongue's business lines as provided in paragraph 4.5 or upon written authorization of the
Purchaser.

                                     Page 5

4.5 Limitation on Transferability of Blonder Tongue License.  The Blonder Tongue
License with respect to the respective  products of the "Addressable  Subscriber
Products",  "Subscriber  Module  Interdiction",  "VideoMask  Interdiction,"  "TV
Channel Blocker,  and "Addressable  Multi-Tap"  business lines of Blonder Tongue
(each, a "Related  Business  Line"),  may be  transferred  only once and only to purchaser(s)  of all or  substantially  all of the operating  assets (other than cash) of a Related  Business  Line (a "Permitted  Transferee").  In the event of such a transfer of a Related Business Line (a "Transfer"),  the Covered Products
will be limited to the  products in the Related  Business  Line in the  Transfer that had been  commercially  released by Blonder  Tongue prior to the  effective date of such Transfer and the merely  incremental  differences of such products, and the  Covered  Products  will not  include,  and in no event will the Blonder
Tongue License extend to, any other  products,  processes or services of (x) the respective  Permitted  Transferee,  (y)  any  affiliate  of  such  purchaser  or successor,  or (z) any other person.  Blonder  Tongue shall,  within thirty (30)
days after a Transfer,  provide  Purchaser with written notice of such Transfer, which  notice  will  contain:  (i) the  effective  date of the  Transfer,  (j) a description  of the  transaction  through which the Transfer  occurred,  and (k)
detailed information  regarding the respective products,  processes and services of Blonder  Tongue  being  transferred,  the  Permitted  Transferee(s),  and the purchasing entity (if applicable), as of the effective date of the Transfer, and the Blonder Tongue License will immediately  terminate in the event that Blonder
Tongue  fails to provide  such notice as and when set forth  above.  A Permitted
Transferee  may not transfer the Blonder  Tongue License (by operation of law or otherwise).  The Blonder  Tongue  License will  immediately  terminate  upon any attempted  transfer  (by  operation of law or  otherwise)  that is not in strict conformance  with this paragraph  4.5, and any such  attempted  transfer will be void.

4.6  Additional  License  for  Further  Development.  In addition to the license granted in paragraph  4.4,  upon the Closing,  the  Purchaser  hereby  grants to
Blonder  Tongue  non-exclusive  rights to the rights  transferred  in  paragraph
4.2(a) and 4.2(b) for the limited purpose of further research and development of such  inventions  and  discoveries  described in the Patents in connection  with
Blonder  Tongue's  business.  The  license  set forth in this  paragraph  4.6 is nontransferable,  by operation of law or otherwise,  except that the license may transfer  solely to a successor of Blonder  Tongue by way of a merger of Blonder
Tongue into another entity.

5.       ADDITIONAL OBLIGATIONS

                                     Page 6

5.1 Further  Cooperation.  At the reasonable  request of Purchaser,  Seller will execute and deliver  such other  instruments  and do and perform such other acts and  things as may be  necessary  or  desirable  for  effecting  completely  the
consummation  of  the  transactions  contemplated  hereby,  including,   without
limitation, execution, acknowledgment, and recordation of other such papers, and using  commercially  reasonable  efforts to obtain the same from the  respective inventors,  as necessary or desirable for fully  perfecting  and conveying  unto
Purchaser the benefit of the transactions contemplated hereby. To the extent any attorney-client  privilege or the attorney  work-product doctrine applies to any portion of the Prosecution  History Files,  Seller will ensure that, if any such portion of the  Prosecution  History File remains under  Seller's  possession or control  after  Closing,  it is not  disclosed  to any third  party  unless  (a)
disclosure  is  ordered  by  a  court  of  competent  jurisdiction,   after  all
appropriate  appeals to prevent  disclosure have been exhausted,  and (b) Seller gave  Purchaser  prompt  notice upon  learning  that any third  party  sought or intended to seek a court order  requiring the  disclosure of any such portion of the  Prosecution  History File. In addition,  Seller will continue to prosecute, maintain, and defend the Patents at its sole expense until the Closing.

5.2 Payment of Fees.  Seller will pay any maintenance fees,  annuities,  and the like due or payable on the  Patents  until the  Closing.  For the  avoidance  of doubt, Seller shall pay any maintenance fees for which the fee is payable (e.g., the fee payment  window  opens) on or prior to the Closing even if the surcharge date or final deadline for payment of such fee would be after the Closing.

6.       REPRESENTATIONS AND WARRANTIES OF SELLER

Seller  hereby  represents  and warrants to Purchaser as follows that, as of the
Effective Date and as of the Closing (except as otherwise  specifically  limited below):

6.1  Authority.  Seller has the full power and  authority  and has  obtained all third party consents,  approvals,  and/or other authorizations required to enter into this  Agreement  and to carry  out its  obligations  hereunder,  including, without limitation, the assignment of the Assigned Patent Rights to Purchaser.

6.2 Title and  Contest.  Seller  owns all  right,  title,  and  interest  to the
Assigned Patent Rights,  including,  without  limitation,  all right, title, and interest  to sue for  infringement  of the  Patents.  Seller  has  obtained  and properly recorded previously  executed  assignments for the Patents as necessary to fully perfect its rights and title therein in accordance  with  governing law and regulations in each respective jurisdiction. The Assigned Patent Rights will be  transferred  to the  Purchaser  on the Closing  Date,  free and clear of all
liens,  claims,  mortgages,  security  interests  or  other  encumbrances,   and
restrictions.   There  are  no  actions,  suits,   investigations,   claims,  or
proceedings  threatened (to Seller's best  knowledge),  pending,  or in progress relating  in any  way to the  Assigned  Patent  Rights.  There  are no  existing contracts, agreements, options, commitments,  proposals, bids, offers, or rights with, to, or in any person to acquire any of the Assigned Patent Rights.

6.3 Existing Licenses. Except for the nonexclusive license granted to Scientific
Atlanta, Inc., under and pursuant to that certain Asset Purchase Agreement dated
March 1, 1998 by and between  Blonder Tongue  Laboratories,  Inc. and Scientific
Atlanta, Inc. (the "Scientific Atlanta License"), no licenses under the Patents,

                                     Page 7

or interest or rights in any of the Assigned  Patent Rights have been granted or retained.  The Scientific Atlanta License is a non-exclusive grant or right, and such license is nontransferable and may not be sublicensed by Scientific Atlanta to any person, other than to its controlled subsidiaries.

6.4 Restrictions on Rights. Purchaser will not be subject to any covenant not to sue or similar  restrictions  on its  enforcement  or  enjoyment of the Assigned
Patent  Rights or the  Abandoned  Assets  as a result  of any prior  transaction related to the Assigned Patent Rights or the Abandoned Assets.

6.5 Validity and  Enforceability.  None of the Patents or the  Abandoned  Assets
(other than Abandoned Assets for which  abandonment  resulted solely from unpaid
fees  and/or   annuities)  has  ever  been  found  invalid,   unpatentable,   or
unenforceable  for any reason in any  administrative,  arbitration,  judicial or other proceeding, and Seller does not know of and has not received any notice or information  of any kind from any  source  suggesting  that the  Patents  may be invalid, unpatentable, or unenforceable.  To the extent "small entity" fees were paid to the United  States  Patent and  Trademark  Office for any  Patent,  such reduced  fees were then  appropriate  because the payor  qualified to pay "small entity"  fees at the time of such  payment  and  specifically  had not  licensed rights in the any Patent to an entity that was not a "small entity."

6.6  Conduct.  Seller or its agents or  representatives  have not engaged in any conduct,  or omitted to perform  any  necessary  act,  the result of which would invalidate any of the Patents or hinder their  enforcement,  including,  without
limitation,   misrepresenting  Seller's  patent  rights  to  a  standard-setting organization.

6.7  Enforcement.  Seller  has not put a third  party on  notice  of  actual  or potential infringement of any of the Patents or the Abandoned Assets. Seller has
not invited any third party to enter into a license  under any of the Patents or the  Abandoned  Assets.  Seller has not initiated  any  enforcement  action with respect to any of the Patents or the Abandoned Assets.

6.8 Patent Office  Proceedings.  None of the Patents or the Abandoned Assets has
been  or is  currently  involved  in any  reexamination,  reissue,  interference proceeding,  or any similar  proceeding,  and no such proceedings are pending or threatened.

6.9 Fees. All maintenance  fees,  annuities,  and the like due or payable on the
Patents have been timely paid.  For the avoidance of doubt,  such timely payment includes payment of any maintenance fees for which the fee is payable (e.g., the fee payment  window  opens) even if the  surcharge  date or final  deadline  for payment of such fee would be in the future.

6.10. Abandoned Assets.  According to each applicable patent office, each of the
Abandoned Assets has expired, lapsed, or been abandoned or deemed withdrawn.

7.       REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser  hereby  represents  and warrants to Seller as follows that, as of the
Effective Date and as of the Closing:

                                     Page 8

7.1 Purchaser is a limited liability company duly formed,  validly existing, and in good standing under the laws of the jurisdiction of its formation.

7.2 Purchaser has all requisite power and authority to (i) enter into,  execute, and deliver this Agreement and (ii) perform fully its obligations hereunder.

8.       MISCELLANEOUS

8.1 Limitation of Liability. EXCEPT IN THE EVENT OF BREACH OF ANY OF THE PRIMARY
WARRANTIES BY SELLER OR SELLER'S INTENTIONAL  MISREPRESENTATION,  SELLER'S TOTAL
LIABILITY  UNDER THIS  AGREEMENT WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN
PARAGRAPH  3.4  OF  THIS  AGREEMENT.  PURCHASER'S  TOTAL  LIABILITY  UNDER  THIS
AGREEMENT  WILL NOT EXCEED THE PURCHASE PRICE SET FORTH IN PARAGRAPH 3.4 OF THIS
AGREEMENT. THE PARTIES ACKNOWLEDGE THAT THE LIMITATIONS ON POTENTIAL LIABILITIES
SET  FORTH  IN  THIS  PARAGRAPH  8.1  WERE  AN  ESSENTIAL   ELEMENT  IN  SETTING
CONSIDERATION UNDER THIS AGREEMENT.

8.2  Limitation  on  Consequential  Damages.  EXCEPT  IN THE  EVENT OF  SELLER'S
INTENTIONAL  MISREPRESENTATION,  NEITHER  PARTY  WILL  HAVE  ANY  OBLIGATION  OR
LIABILITY  (WHETHER  IN  CONTRACT,  WARRANTY,  TORT  (INCLUDING  NEGLIGENCE)  OR
OTHERWISE, AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR
IMPUTED),  REPRESENTATION,  STRICT LIABILITY OR PRODUCT LIABILITY), FOR COVER OR
FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL, MULTIPLIED, PUNITIVE, SPECIAL, OR
EXEMPLARY DAMAGES OR LOSS OF REVENUE,  PROFIT,  SAVINGS OR BUSINESS ARISING FROM
OR OTHERWISE RELATED TO THIS AGREEMENT,  EVEN IF A PARTY OR ITS  REPRESENTATIVES
HAVE BEEN ADVISED OF THE  POSSIBILITY OF SUCH DAMAGES.  THE PARTIES  ACKNOWLEDGE
THAT THESE EXCLUSIONS OF POTENTIAL  DAMAGES WERE AN ESSENTIAL ELEMENT IN SETTING
CONSIDERATION UNDER THIS AGREEMENT.

8.3 Compliance with Laws.  Notwithstanding  anything contained in this Agreement to the contrary, the obligations of the parties with respect to the consummation of the transactions contemplated by this Agreement shall be subject to all laws, present and future, of any government  having  jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

8.4  Confidentiality of Terms. The parties hereto will use reasonable efforts to keep the terms and existence of this Agreement and the identities of the parties hereto and their affiliates  confidential and will not now or hereafter  divulge any of this  information  to any third party  except (a) with the prior  written consent of the other  party;  (b) as  otherwise  may be required by law or legal process,  including,  without  limitation,  in confidence to legal and financial advisors in their  capacity of advising a party in such matters;  (c) during the course of litigation,  so long as the disclosure of such terms and conditions is restricted  in the  same  manner  as is the  confidential  information  of other

                                     Page 9

litigating parties; (d) in confidence to its legal counsel,  accountants,  banks and financing  sources and their  advisors  solely in connection  with complying with its obligations under this Agreement; (e) by Purchaser, in order to perfect
Purchaser's  interest in the Assigned Patent Rights or the Abandoned Assets with any governmental  patent office (including,  without  limitation,  recording the
Executed  Assignments  in any  governmental  patent  office);  or (f) to enforce
Purchaser's  right,  title, and interest in and to the Assigned Patent Rights or the Abandoned  Assets;  provided that, in (b) through (d) above,  the disclosing party will use reasonable  best efforts to provide the other party with at least ten (10) days'  prior  written  notice of such  disclosure.,  provided  further, however  that  notwithstanding  anything  herein to the  contrary,  the  parties acknowledge  that  Seller  is  a  wholly-owned  subsidiary  of  Blonder  Tongue,
Laboratories,   Inc.,  which  is  a  public  company  and  that  Blonder  Tongue
Laboratories,  Inc.,  will be filing a copy of this  agreement in a public EDGAR filing with the  Securities  Exchange  Commission,  pursuant  to the  Securities
Exchange  Act of 1934,  and may also discuss  this  transaction  in its periodic filings and annual report to  stockholders,  as deemed necessary and material by
Blonder Tongue  Laboratories,  Inc.'s SEC counsel, as to all of which, no notice in advance of disclosure need by given.  Without limiting the foregoing,  Seller will cause its agents involved in this transaction to abide by the terms of this paragraph,  including,  without  limitation,  ensuring  that such  agents do not disclose or otherwise publicize the existence of this transaction with actual or potential clients in marketing materials, or industry conferences.

8.5 Publicity and SEC Reporting. Blonder Tongue Laboratories,  Inc. may make one public  announcement  at or about the time of signing of this  agreement and one public announcement  contemporaneously with Closing, each of which announcements will be substantially of the form set forth in Exhibit D. To the extent required by applicable law Seller and/or Blonder Tongue Laboratories, Inc. will also file a Form 8-K with regard to the  subject  matter of each of the  foregoing  public
announcements.   Seller  and/or  Blonder  Tongue  Laboratories,   Inc.  is  also
authorized to file this Agreement with the Securities Exchange Commission.

8.6 Governing  Law;  Venue/Jurisdiction.  This  Agreement  will be  interpreted, construed, and enforced in all respects in accordance with the laws of the State of Delaware,  without reference to its choice of law principles to the contrary.
Seller will not  commence or prosecute  any action,  suit,  proceeding  or claim arising under or by reason of this Agreement  other than in the state or federal courts located in Delaware.  Seller irrevocably consents to the jurisdiction and venue of the courts identified in the preceding  sentence in connection with any action, suit, proceeding, or claim arising under or by reason of this Agreement.

8.7 Notices. All notices given hereunder will be given in writing (in English or with an English translation),  will refer to Purchaser and to this Agreement and will  be:  (i)  personally  delivered,  (ii)  delivered  postage  prepaid  by an internationally  recognized  express  courier  service,  or (iii)  sent  postage prepaid  registered  or certified  U.S. mail (return  receipt  requested) to the address set forth below:

                                    Page 10

        If to Purchaser                  If to Seller
        Moonbeam L.L.C.                  Blonder Tongue Investment Company
        103 Springer Building            c/o Blonder Tongue Laboratories, Inc.
        3411 Silverside Road             One Jake Brown Rd.
        Wilmington, DE 19801             Old Bridge, NJ 08857
        Attn: Managing Director          Attn:  Chief Executive Officer

                                         With a copy to:
                                         Stradley Ronon Stevens & Young, LLP
                                         2600 One Commerce Square
                                         Philadelphia, PA 19103
                                         Attn:  Gary P. Scharmett, Esquire

Notices are deemed given on (a) the date of receipt if delivered  personally  or by express  courier (or if delivery  refused,  the date of refusal),  or (b) the fifth (5th) calendar day after the date of posting if sent by U.S. mail.  Notice given in any other  manner  will be deemed to have been  given  only if and when received at the address of the person to be notified. Either party may from time to time change its address for notices under this  Agreement by giving the other party written notice of such change in accordance with this paragraph.

8.8  Relationship of Parties.  The parties hereto are  independent  contractors.
Nothing in this  Agreement  will be  construed  to create a  partnership,  joint venture,  franchise,  fiduciary,  employment or agency relationship  between the parties.  Neither party has any express or implied authority to assume or create any  obligations  on behalf  of the other or to bind the other to any  contract, agreement or undertaking with any third party.

8.9 Equitable Relief. Seller acknowledges and agrees that damages alone would be insufficient  to compensate  Purchaser for a breach by Seller of this  Agreement and that irreparable  harm would result from a breach of this Agreement.  Seller hereby  consents to the entering of an order for injunctive  relief to prevent a breach or further breach, and the entering of an order for specific  performance to compel performance of any obligations under this Agreement.

8.10 Severability.  If any provision of this Agreement is found to be invalid or unenforceable,  then the  remainder of this  Agreement  will have full force and effect, and the invalid provision will be modified,  or partially  enforced,  to the maximum extent permitted to effectuate the original objective.

8.11 Waiver.  Failure by either party to enforce any term of this Agreement will not be deemed a waiver of future  enforcement  of that or any other term in this
Agreement.

8.12  Miscellaneous.  This  Agreement,  including its exhibits,  constitutes the entire  agreement  between the parties with respect to the subject matter hereof
and   merges  and   supersedes   all  prior  and   contemporaneous   agreements,
understandings,  negotiations,  and discussions.  Neither of the parties will be
bound  by  any   conditions,   definitions,   warranties,   understandings,   or

                                    Page 11

representations  with  respect  to the  subject  matter  hereof  other  than  as expressly  provided herein. The section headings contained in this Agreement are for  reference  purposes  only and will not  affect  in any way the  meaning  or interpretation  of this Agreement.  No oral  explanation or oral  information by either party hereto will alter the meaning or  interpretation of this Agreement.
No amendments or  modifications  will be effective unless in a writing signed by authorized representatives of both parties; provided,  however, that, both prior to and after  Closing,  Purchaser  may update  Exhibits  A and B to include  any patents or patent  applications  within the definition of Patents,  based on its review of the  Deliverables  as defined in paragraph  3.1, by providing  updated
Exhibits A and B to Seller.  The terms and  conditions  of this  Agreement  will prevail  notwithstanding  any  different,  conflicting  or additional  terms and conditions that may appear on any letter,  email or other communication or other writing not expressly  incorporated into this Agreement.  The following exhibits are attached hereto and incorporated herein:  Exhibit A (entitled "Patents to be
Assigned");  Exhibit  B  (entitled  "Assignment  of Patent  Rights");  Exhibit C
(entitled  "Assignment  of Rights in Certain  Assets")  and  Exhibit D (entitled
"Press Release Content").

8.13 Counterparts;  Electronic Signature; Delivery Mechanics. This Agreement may
be executed in counterparts,  each of which will be deemed an original,  and all of which  together  constitute  one and the same  instrument.  Each  party  will execute and promptly deliver to the other party a copy of this Agreement bearing the original signature. Prior to such delivery, in order to expedite the process of entering into this Agreement, the parties acknowledge that a Transmitted Copy of this Agreement will be deemed an original document.  "Transmitted Copy" means a copy  bearing a signature of a party that is  reproduced  or  transmitted  via email of a .pdf file,  photocopy,  facsimile,  or other  process of complete and accurate reproduction and transmission.

     In  witness  whereof,  intending  to be legally  bound,  the  parties  have executed this Patent Purchase Agreement as of the Effective Date.

SELLER:                                  PURCHASER:

BLONDER TONGUE INVESTMENT COMPANY        MOONBEAM L.L.C.

By:  James A. Luksch                                     By:   Robin Painter

Name: James A. Luksch                                   Name:  Robin Painter

Title: CEO                                  Title: Authorized Representative

                       Effective Date: September 12, 2006

                                    Page 12